SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 4, 2004

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

425 Walnut Street, Suite 1300, Cincinnati, Ohio	45202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On October 8, 2004, Multi-Color Corporation received notification that a fund option under the Multi-Color Corporation 401(k) Savings Plan (“the Plan”) was going to be terminated and replaced with another fund option, resulting in a suspension of all Plan investments and transactions during the transition period. The Company sent the following notice on November 4, 2004 to its executive officers and directors pursuant to Rule 104 of Regulation BTR:

NOTICE OF TRADING RESTRICTION ON MULTI-COLOR CORPORATION COMMON

STOCK UNDER THE SARBANES-OXLEY ACT OF 2002

November 4, 2004

This Notice is provided to you pursuant to Section 306(a)(6) of the Sarbanes-Oxley Act of 2002. Under the Sarbanes-Oxley Act, it is unlawful for any director or executive officer of Multi-Color Corporation to buy, sell or otherwise acquire or transfer any Multi-Color Corporation common stock (“Multi-Color stock”), whether directly or indirectly, during a “blackout period” which suspends the ability of participants in the Multi-Color Corporation 401(k) Savings Plan (the “Plan”) to make trades with respect to the Multi-Color Corporation Stock Fund (the “Multi-Color Fund”). In general, this prohibition applies to any Multi-Color stock that you now have or may receive in connection with your service to or employment by the Company, whether or not as a participant in the Plan.

Duration of the Blackout Period

The blackout period will begin at 4:00 P.M. ET Wednesday November 10, 2004 and will end at 4:00 P.M ET on Thursday November 18, 2004.

Reason for the Blackout Period

The blackout period is necessary as the Plan is removing the PNC Profile Fund as a plan option and replacing the fund with the American Century Strategic Allocation Fund. This change was required by PNC Advisors. All transactions in the Plan must be suspended during this time.

Plan Transactions to be Suspended During the Blackout Period

Plan participants will be prohibited from making any fund transfers or fund election changes during the blackout period.

Class of Equity Security Subject to the Blackout Period

The class of equity securities issued by Multi-Color Corporation subject to the blackout period is the no-par value common stock of Multi-Color Corporation.

It is important that you contact Ms. Bertsche prior to engaging in any transaction involving any Multi-Color Corporation stock held by you or in which you have an indirect ownership interest.

If you have any questions regarding the blackout period or this Notice, please contact:

Dawn H. Bertsche

Vice President-Finance, Chief Financial Officer

425 Walnut Street, Suite 1300

Cincinnati, Ohio 45202

(513) 345-1108

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004	MULTI-COLOR CORPORATION
(Registrant)

	By:	/s/ Dawn H. Bertsche
Dawn H. Bertsche
Vice President-Finance, Chief Financial Officer